POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Emerging Markets Local Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global High Yield Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Mid Cap Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Senior Floating Rate Plus Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer SteelPath Panoramic Fund, Oppenheimer Variable Account Funds, Oppenheimer Ultra-Short Duration Fund and RevenueShares ETF Trust (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of December, 2015

/s/Sam Freedman

Sam Freedman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Emerging Markets Local Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global High Yield Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Mid Cap Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Senior Floating Rate Plus Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer SteelPath Panoramic Fund, Oppenheimer Variable Account Funds, Oppenheimer Ultra-Short Duration Fund and RevenueShares ETF Trust (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of December, 2015

/s/Richard F. Grabish

Richard F. Grabish

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Emerging Markets Local Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global High Yield Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Mid Cap Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Senior Floating Rate Plus Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer SteelPath Panoramic Fund, Oppenheimer Variable Account Funds, Oppenheimer Ultra-Short Duration Fund and RevenueShares ETF Trust (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of December, 2015

/s/Beverly L. Hamilton

Beverly L. Hamilton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Emerging Markets Local Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global High Yield Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Mid Cap Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Senior Floating Rate Plus Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer SteelPath Panoramic Fund, Oppenheimer Variable Account Funds, Oppenheimer Ultra-Short Duration Fund and RevenueShares ETF Trust (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of December, 2015

/s/Victoria J. Herget

Victoria J. Herget

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Emerging Markets Local Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global High Yield Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Mid Cap Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Senior Floating Rate Plus Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer SteelPath Panoramic Fund, Oppenheimer Variable Account Funds, Oppenheimer Ultra-Short Duration Fund and RevenueShares ETF Trust (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of December, 2015

/s/Robert J. Malone

Robert J. Malone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Emerging Markets Local Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global High Yield Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Mid Cap Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Senior Floating Rate Plus Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer SteelPath Panoramic Fund, Oppenheimer Variable Account Funds, Oppenheimer Ultra-Short Duration Fund and RevenueShares ETF Trust (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of December, 2015

/s/F. William Marshall, Jr.

F. William Marshall, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Emerging Markets Local Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global High Yield Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Mid Cap Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Senior Floating Rate Plus Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer SteelPath Panoramic Fund, Oppenheimer Variable Account Funds, Oppenheimer Ultra-Short Duration Fund and RevenueShares ETF Trust (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of December, 2015

/s/Karen L. Stuckey

Karen L. Stuckey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Emerging Markets Local Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global High Yield Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Mid Cap Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Senior Floating Rate Plus Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer SteelPath Panoramic Fund, Oppenheimer Variable Account Funds, Oppenheimer Ultra-Short Duration Fund and RevenueShares ETF Trust (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of December, 2015

/s/James D. Vaughn

James D. Vaughn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Emerging Markets Local Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global High Yield Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Mid Cap Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Senior Floating Rate Plus Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer SteelPath Panoramic Fund, Oppenheimer Variable Account Funds, Oppenheimer Ultra-Short Duration Fund and RevenueShares ETF Trust (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of December, 2015

/s/Arthur P. Steinmetz

Arthur P. Steinmetz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Emerging Markets Local Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global High Yield Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Mid Cap Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Senior Floating Rate Plus Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer SteelPath Panoramic Fund, Oppenheimer Variable Account Funds, Oppenheimer Ultra-Short Duration Fund and RevenueShares ETF Trust (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of December, 2015

/s/Brian W. Wixted

Brian W. Wixted